INVENTORIES	12 Months Ended
Dec. 31, 2013
INVENTORIES [Abstract]
INVENTORIES
NOTE 5:-	INVENTORIES

	December 31,
	2013	2012

Raw materials	$3,833	$2,747
Work in progress	2,157	3,885
Finished goods	808	640

	$6,798	$7,272

Write-offs of inventories for the years ended December 31, 2013, 2012 and 2011 amounted to $313, $72 and $136, respectively. The write-offs were due to slow-moving items and excess inventories and were recorded in cost of revenues.